UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 205490

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2006

SOVEREIGN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-16581	23-2453088

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1500 Market Street, Philadelphia, Pennsylvania	19102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(215) 557-4630

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

On March 15, 2006, Sovereign Bancorp, Inc. (the “Company”) issued a press release to announce that on March 15, 2006, its Board of Directors declared a cash dividend increase of 33% and a 5% stock dividend on the Company’s common stock.

The press release, attached as Exhibit 99.1 hereto, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Not Applicable.
(b)	Not Applicable.
(c)	Not Applicable.
(d)	Exhibits. The following exhibit is furnished herewith:

99.1 Press Release, dated March 15, 2006, of Sovereign Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC.

/s/Stacey V. Weikel

Dated: March 16, 2006	Stacey V. Weikel Senior Vice President

EXHIBIT INDEX

Exhibit

Number

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99.1 Press Release, dated March 15, 2006, of Sovereign Bancorp, Inc.